American Century International Bond Funds Statement of Additional Information Supplement
Supplement dated May 25, 2019 ■ Statement of Additional Information dated March 1, 2019
The entries for Kevin Akioka are deleted from the Accounts Managed table and the Ownership of Securities table of the Statement of Additional Information.

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